UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-2946

Dreyfus Municipal Money Market Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	5/31

Date of reporting period:	5/31/05

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
24	Report of Independent Registered
Public Accounting Firm
25	Important Tax Information
26	Board Members Information
28	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Municipal
Money Market Fund, Inc.	The	Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Municipal Money Market Fund, Inc., covering the 12-month period from June 1, 2004, through May 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Colleen Meehan.

While some longer-term investments produced mixed results over the reporting period, higher interest rates helped improve the yields of money market instruments. Between the Federal Reserve Board’s initial rate hike in June 2004 and the reporting period’s end, the overnight federal funds rate rose from 1% to 3%. What’s more, yield differences across the tax-exempt money market’s maturity spectrum have widened during most of the reporting period, offering investors opportunities to capture incrementally higher levels of current income.

In this rising interest-rate environment, the tax-exempt money market investments that are right for you depend on your current liquidity needs, future goals and the composition of your current portfolio. As always, your financial advisor may be in the best position to recommend the specific investments that will satisfy your portfolio diversification and capital preservation needs.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Senior Portfolio Manager

How did Dreyfus Municipal Money Market Fund, Inc. perform during the period?

For the 12-month period ended May 31, 2005, the fund produced a yield of 1.17% . Taking into account the effects of compounding, the fund produced an effective yield of 1.17% .1

We attribute the fund’s returns to rising short-term interest rates as the Federal Reserve Board (the “Fed”) moved steadily away from its accommodative monetary policy of the past several years.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

In pursuing this objective, we employ two primary strategies. First, we normally attempt to add value by investing substantially all of the fund’s net assets in high-quality, tax-exempt municipal money market instruments from issuers throughout the United States and its territories that provide income exempt from federal income tax. Second, we actively manage the fund’s average maturity in anticipation of what we believe are supply-and-demand changes in the short-term municipal marketplace and interest-rate cycles while anticipating liquidity needs.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which could enable us to take advantage of opportunities when short-term supply increases. Generally, yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities are generally issued with maturities in the one-year range, which in turn may lengthen the fund’s average maturity. If we anticipate limited new-issue supply, we may then look to extend the fund’s average maturity to maintain then-current

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

yields for as long as we believe practical.At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund’s performance?

The fund’s performance was influenced primarily by higher short-term interest rates. Beginning in late June 2004, the Fed raised interest rates at each of the eight meetings of its Federal Open Market Committee (“FOMC”) during the reporting period. Although the U.S. economy appeared to remain listless for much of 2004 as energy prices climbed and political concerns emerged, a more robust recovery became evident late in the year. Indeed, it was later confirmed that the U.S. economy grew at a 3.7% annualized rate during the third quarter of 2004, 3.8% in the fourth quarter and 4.4% for 2004 overall.

As most analysts expected, the Fed continued to raise its target for the federal funds rate at its meetings in February and March 2005. In its announcement of the March increase, the Fed noted that “pressures on inflation have picked up in recent months.”This more hawkish tone, together with a renewed surge in energy prices, caused investors’ inflation concerns to intensify. It later was estimated that the U.S. economy grew at a 3.5% annualized rate during the first quarter of 2005.

Even as the Fed’s inflation concerns appeared to intensify, weaker-than-expected data in April and May suggested that the U.S. economy might be hitting another soft patch as high energy prices, evidence of a global slowdown and difficulties encountered by the U.S. airline and automotive industries were regarded as potential threats to consumer and business spending. Nonetheless, at the May FOMC meeting, the Fed raised the federal funds rate to 3% and indicated that longer-term inflationary pressures remained well contained. Finally, seasonal factors related to changes in supply and demand helped support yields of federally tax-exempt instruments, enabling them to temporarily reach yields equal to taxable money market securities.

4

In this environment, we continued to focus primarily on securities with maturities of six months or less in an attempt to maintain liquidity and keep funds available for higher-yielding instruments as they became available. Most money market funds in the industry employed a similar strategy, and the industry’s weighted average maturity of 24 days in May 2005 was the shortest on record.The fund’s weighted average maturity was roughly in line with the industry average.To achieve this position, we increased the fund’s holdings of variable-rate demand notes, and we continued to find relatively attractive yields from commercial paper with maturities between one and three months.

What is the fund’s current strategy?

The U.S. and global economies recently have sent mixed signals, suggesting that the economic cycle is moving to a phase that typically is characterized by slower growth.While we believe that the Fed may be approaching the end of its moves toward a less accommodative monetary policy, it likely will continue to raise the federal funds rate at one or more of its upcoming FOMC meetings. Accordingly, we have continued to focus on shorter-term instruments that give the fund the liquidity it needs to capture higher yields as they arise.

June 15, 2005
An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.

The Fund 5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Municipal Money Market Fund, Inc. from December 1, 2004 to May 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended May 31, 2005

Expenses paid per $1,000 †	$ 2.90
Ending value (after expenses)	$1,007.70

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended May 31, 2005

Expenses paid per $1,000 †	$ 2.92
Ending value (after expenses)	$1,022.04

  Expenses are equal to the fund’s annualized expense ratio of .58%; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS May 31, 2005
	Principal
Tax Exempt Investments—101.4%	Amount ($)		Value ($)

Alabama—1.9%
Jefferson County, VRDN:
Limited Obligation School Warrants 2.99%
(Insured; AMBAC and Liquidity Facility;
DEPFA Bank PLC)	10,000,000	[a]	10,000,000
Sewer Revenue, Refunding 2.96% (Insured;
XLCA and Liquidity Facility; Regions Bank)	6,615,000	[a]	6,615,000
Arizona—1.2%
Maricopa County Industrial Development Authority, MFHR
Refunding, VRDN (San Clemente Apartments Project)
3.02% (Insured; FNMA and Liquidity Facility; FNMA)	10,000,000	[a]	10,000,000
Arkansas—1.1%
Pulaski County Public Facilities Board, MFHR, VRDN
(Chapelridge Project) 3.04% (LOC; Regions Bank)	5,650,000	[a]	5,650,000
West Memphis Public Facilities Board, MFHR, Refunding
VRDN (Meadows Apartments Project)
3.02% (Insured; FHLMC)	3,550,000	[a]	3,550,000
California—2.1%
FHLMC Multifamily VRDN Certificates, Revenue, VRDN
3.06% (Liquidity Facility; FHLMC and LOC; FHLMC)	17,822,012	[a]	17,822,012
Colorado—5.5%
Colorado Educational and Cultural Facilities Authority
College and University Revenue, VRDN
(Fuller Project) 3.07% (LOC; Key Bank)	10,000,000	[a]	10,000,000
City and County of Denver, Airport Revenue
Refunding, VRDN 3.01% (Insured; MBIA and Liquidity
Facility; Bank One)	10,000,000	[a]	10,000,000
Lower Colorado River Authority, Electric Revenue, CP
2.07%, 6/8/2005 (Liquidity Facility; JPMorgan
Chase Bank)	9,800,000		9,800,000
Mountain Village Housing Authority, Housing Facilities
Revenue, VRDN (Village Court Apartments Project)
3.11% (LOC; U.S. Bank NA)	7,100,000	[a]	7,100,000
Southern Ute Indian Tribe of the Southern Ute Indian
Reservation, Industrial Revenue, VRDN 3.01%	10,000,000	[a]	10,000,000
Connecticut—.5%
State of Connecticut, Special Tax Obligation Revenue
(Transportation Infrastructure) 3%, 7/1/2005	4,000,000		4,003,259

The Fund 7

STATEMENT OF INVESTMENTS (continued)
	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Delaware—1.3%
Delaware Economic Development Authority, MFHR, VRDN
(School House Project) 3.05% (LOC; HSBC Bank USA)	6,900,000	[a]	6,900,000
Sussex County, IDR, VRDN
(Pats Inc. Project) 3.21% (LOC; M&T Bank)	4,235,000	[a]	4,235,000
District of Columbia—1.4%
District of Columbia, Enterprise Zone Revenue, VRDN
(Trigen-PepCo Energy Services)
3.06% (LOC; M&T Bank)	11,745,000	[a]	11,745,000
Florida—5.5%
Broward County Housing Finance Authority, VRDN:
MFHR (Cypress Grove Apartments) 3.11%
(Liquidity Facility; Sun America Inc.)	13,230,000	[a]	13,230,000
SFMR, Merlots Program 3.05% (Insured: FNMA and
GNMA and Liquidity Facility; Wachovia Bank)	1,540,000	[a]	1,540,000
Jacksonville Electric Authority, Electric Revenue, CP
2.95%, 6/6/2005 (Liquidity Facility; Landesbank
Hessen-Thuringen Girozentrale)	10,000,000		10,000,000
Kissimmee Utility Authority, Electric Revenue
CP 2.93%, 6/14/2005 (Liquidity
Facility; JPMorgan Chase Bank)	13,900,000		13,900,000
County of Palm Beach, Health Care Facilities Revenue, VRDN
(Morse Obligation Group) 2.99% (LOC; Key Bank)	7,940,000	[a]	7,940,000
Georgia—4.2%
Conyers Housing Authority, MFHR, VRDN
(Towne Pointe LP) 3.05% (LOC; Amsouth Bank)	4,000,000	[a]	4,000,000
De Kalb County Housing Authority, MFHR, VRDN
(Forest Columbia Apartments Project)
3.06% (LOC; First Tennessee Bank)	8,300,000	[a]	8,300,000
Gwinnett County Development Authority, IDR, VRDN
(Suzanna’s Kitchen Inc. Project)
3.02% (LOC; Wachovia Bank)	6,200,000	[a]	6,200,000
Savannah Economic Development Authority
Industrial Revenue, VRDN (Home Depot Project) 3.02%	17,000,000	[a]	17,000,000
Hawaii—.8%
Hawaii Pacific Health, Special Purpose Revenue, VRDN
(Department of Budget and Finance) 3.05%
(Insured; Radian Bank and Liquidity Facility;
Bank of Nova Scotia)	7,000,000	[a]	7,000,000

8

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Illinois—11.3%
City of Chicago, VRDN:
Midway Airport Revenue 3.02%
(Insured; MBIA and Liquidity Facility; Bank One)	20,000,000	[a]	20,000,000
Sales Tax Revenue, VRDN
Merlots Program 3% (Insured; FGIC and
Liquidity Facility; Wachovia Bank)	10,000,000	[a]	10,000,000
Village of Crestwood, Revenue, VRDN
(Trinity Christian College) 2.96%
(LOC; Fifth Third Bank)	7,180,000	[a]	7,180,000
State of Illinois, GO Notes 3%, 6/3/2005	15,000,000		15,000,776
Illinois Health Facilities Authority
Health Care Facilities Revenues:
CP (Evanston Health Corp.):
2.13%, 6/9/2005	10,000,000		10,000,000
2.85%, 9/22/2005	15,000,000		15,000,000
VRDN (Helping Hand Rehabilitation Center)
2.98% (LOC; Fifth Third Bank)	2,695,000	[a]	2,695,000
Kane McHenry Cook and De Kalb Counties Unit School
District No. 300, TAW 2.75%, 6/30/2005	3,635,000		3,635,855
Lake County, MFHR, VRDN
(Grand Oaks Apartments Project)
3.03% (Insured; FNMA and Liquidity Facility; FNMA)	9,000,000	[a]	9,000,000
University of Illinois, University Revenue, VRDN
Merlots Program 3% (Insured; MBIA and Liquidity
Facility; Wachovia Bank)	3,500,000	[a]	3,500,000
Indiana—2.5%
Indiana Health Facility Financing Authority
Health Care Facilities Revenue, VRDN (Clark
Memorial Hospital Project) 3.06% (LOC; Bank One)	9,100,000	[a]	9,100,000
Indianapolis Local Public Improvement Bond Bank
Revenue 3%, 7/6/2005	10,000,000		10,009,776
City of Shelbyville, EDR, VRDN (K-T Corp. Project)
3.11% (LOC; PNC Bank)	2,320,000	[a]	2,320,000
Iowa—1.2%
State of Iowa, Revenue, TRAN 3%, 6/30/2005	10,000,000		10,009,235
Kansas—.6%
Kansas Development Finance Authority, MFHR, Refunding
VRDN (Chesapeake Apartments Project)
2.99% (Liquidity Facility; FHLB)	5,500,000	[a]	5,500,000

The Fund 9

STATEMENT OF INVESTMENTS (continued)
	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Kentucky—8.2%
Kenton County Airport Board, Special Facilities Revenue
VRDN (Airis Cincinnati LLC) 3.05% (LOC; Deutsche Bank)	38,000,000	[a]	38,000,000
Kentucky Asset Liability Commission, General Fund
Revenue, TRAN 3%, 6/29/2005	17,000,000		17,013,439
Madison County, Residential Mortgage Revenue, VRDN
3.25% (GIC; Bayerische Landesbank)	8,900,000	[a]	8,900,000
City of Somerset, Industrial Building Revenue, VRDN
(Wonderfuel LLC Project) 3.11% (LOC; Bank of America)	5,920,000	[a]	5,920,000
Louisiana—.5%
Ouachita Parish Industrial Development Board
IDR, VRDN (Garret Manufacturing LLC Project)
3.06% (LOC; Regions Bank)	4,360,000	[a]	4,360,000
Maryland—.9%
County of Baltimore, Revenue, Refunding, VRDN
(Shade Tree Trace) 3.08% (LOC; M&T Bank)	5,790,000	[a]	5,790,000
Maryland Economic Development Corporation, Revenue
VRDN (Todd/Allan Printing Facility)
3.21% (LOC; M&T Bank)	1,795,000	[a]	1,795,000
Massachusetts—.6%
Gill-Montague Regional School District, GO Notes
BAN 3%, 7/29/2005	5,000,000		5,009,821
Michigan—2.2%
Birmingham Economic Development Corporation, LOR
VRDN (Brown St. Association Project)
3.20% (LOC; ABN-AMRO)	1,645,000	[a]	1,645,000
Detroit Downtown Development Authority, LR, Refunding
VRDN (Millender Center Project)
3.05% (LOC; HSBC Bank USA)	7,000,000	[a]	7,000,000
State of Michigan, GO Notes 3.50%, 9/30/2005	10,000,000		10,048,904
Mississippi—2.0%
Mississippi Business Finance Corporation
College and University Revenue
VRDN (Belhaven College Project)
3.10% (LOC; First Tennessee Bank)	9,180,000	[a]	9,180,000
University Educational Building Corporation
College and University Revenue, VRDN (Campus
Improvements Project) 2.99% (Insured; MBIA
and Liquidity Facility; Amsouth Bank)	7,600,000	[a]	7,600,000

10

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Nebraska—3.1%
Nebhelp Incorporated, College and University Revenue
VRDN, Multiple Mode Student Loan
3.03% (Insured; MBIA and Liquidity Facility;
Lloyds TSB Bank PLC)	26,480,000	[a]	26,480,000
New Hampshire—2.6%
New Hampshire Business Finance Authority, IDR, VRDN
(Keeney Manufacturing Co. Project)
3% (LOC; Bank of America )	4,500,000	[a]	4,500,000
New Hampshire Health and Education Facilities Authority
Health Care Facilities Revenue, VRDN:
(Catholic Medical Center) 2.98% (LOC;
Citizens Bank of Massachusetts)	9,815,000	[a]	9,815,000
(South New Hampshire Medical Center) 3.06%
(Insured; Radian Bank and Liquidity Facility;
Bank of America)	8,000,000	[a]	8,000,000
Ohio—1.4%
Lake County, Hospital Facilities Revenue, VRDN
(Lake Hospital Systems Inc.)
3.03% (Insured; Radian Bank and Liquidity
Facility; Bank of America)	11,800,000	[a]	11,800,000
Oregon—.7%
Oregon Facilities Authority, MFHR, VRDN
(Vintage at Bend Apartments) 3.02% (Insured; FNMA
Liquidity Facility; FNMA)	5,800,000	[a]	5,800,000
Pennsylvania—16.6%
Bethlehem Area School District, GO Notes, VRDN
2.99% (Insured; FSA and Liquidity Facility;
Dexia Credit Locale)	10,000,000	[a]	10,000,000
Dauphin County General Authority, Revenue, VRDN:
3.02% (Insured; FSA and Liquidity Facility:
Bank of Nova Scotia and KBC Bank N.V.)	44,900,000	[a]	44,900,000
School District Pooled Financing Program II 3.02%
(Insured; AMBAC and Liquidity Facility; Bank
of Nova Scotia)	12,165,000	[a]	12,165,000
Franklin County Industrial Development Authority
Industrial Revenue, VRDN (Menno Haven Project) 3.01%
(Insured; Radian Bank and Liquidity Facility;
Bank of America)	15,670,000	[a]	15,670,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Pennsylvania (continued)
Lancaster County Hospital Authority, Senior Living Facilities
Revenue, VRDN:
(Luthercare Project) 3.04% (LOC; M&T Bank)	17,415,000	[a]	17,415,000
(QuarryVille Presbyterian) 2.99% (LOC; M&T Bank)	3,175,000	[a]	3,175,000
(Willow Valley Retirement Project) 2.99%
(Insured; Radian Bank and Liquidity Facility;
Bank of America)	10,000,000	[a]	10,000,000
Montgomery County Higher Education and Health
Authority, Revenue, VRDN
(Pennsylvania Higher Education and Health Loan):
3.02% (LOC; M&T Bank)	8,265,000	[a]	8,265,000
3.06% (LOC; M&T Bank)	11,255,000	[a]	11,255,000
State of Pennsylvania, GO Notes, VRDN, Merlots Program
3% (Insured; MBIA and Liquidity Facility;
Wachovia Bank)	3,360,000	[a]	3,360,000
Susquehanna County Industrial Development Authority
Industrial Revenue, VRDN (Pennfield Corp. Project)
3.16% (LOC; Fulton Bank)	4,925,000	[a]	4,925,000
Rhode Island—.4%
Town of Cumberland, GO Notes, TAN 3%, 6/30/2005	3,200,000		3,202,266
Tennessee—.3%
Blount County Public Building Authority, Revenue, VRDN
(Local Government Public Improvement) 2.98%
(Insured; AMBAC and Liquidity Facility; Regions Bank)	2,280,000	[a]	2,280,000
Texas—10.2%
City of Austin, Water and Wastewater System Revenue
VRDN, Merlots Program 3% (Insured; FSA and
Liquidity Facility; Wachovia Bank)	6,415,000	[a]	6,415,000
Dallas-Fort Worth International Airport Facilities
Improvement Corporation, Airport Revenue, VRDN
Merlots Program 3.05%, (Insured; FSA and
Liquidity Facility; Wachovia Bank)	3,530,000	[a]	3,530,000
Greater Texas Student Loan Corporation
Student Loan Revenue, VRDN 3.01%
(LOC; State Street Bank and Trust Co.)	10,000,000	[a]	10,000,000
Port of Port Arthur Navigation District, Environmental
Facilities Revenue, Refunding, VRDN
(Motiva Enterprises Project) 3.08%	5,000,000	[a]	5,000,000

12

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

Texas (continued)
Revenue Bond Certificate Series Trust, Revenue, VRDN:
(Dewitt) 3.43% (GIC; AIG Funding Inc.)	8,265,000	[a]	8,265,000
(Greens Project) 3.43% (GIC; AIG Funding Inc.)	5,820,000	[a]	5,820,000
(Heather Lane Apartments) 3.43% (GIC; AIG Funding Inc.)	10,600,000	[a]	10,600,000
(Landings) 3.43% (GIC; AIG Funding Inc.)	8,460,000	[a]	8,460,000
City of San Antonio, Water Revenue, VRDN
Merlots Program 3% (Liquidity Facility; Wachovia Bank)	6,000,000	[a]	6,000,000
State of Texas, Revenue, TRAN 3%, 8/31/2005	17,500,000		17,552,859
Texas Department of Housing and Community Affairs
SFMR 1.95%, 8/3/2005 (GIC; CDC Funding Corp.)	5,000,000		5,000,000
Utah—1.2%
Utah Housing Corporation, SFMR 2.50%, 12/1/2005	10,000,000		10,000,000
Virginia—1.2%
Virginia Housing Development Authority, Commonwealth
Mortgage Revenue 2.50%, 6/2/2005	10,000,000		10,000,000
Washington—1.9%
Pierce County Economic Development Corporation
Industrial Revenue, VRDN (Seatac Packaging Project)
3.10% (LOC; HSBC Bank USA)	5,300,000	[a]	5,300,000
State of Washington, GO Notes, VRDN, Merlots Program
3% (Insured; MBIA and Liquidity Facility; Wachovia Bank)	3,960,000	[a]	3,960,000
Washington Housing Finance Commission, MFHR, VRDN
(Holly Village Senior Living) 3.02% (Insured; FNMA
and Liquidity Facility; FNMA)	6,600,000	[a]	6,600,000
Wisconsin—1.3%
Appleton Area School District, Revenue
BAN 3%, 1/6/2006	10,860,000		10,877,250
Wyoming—5.0%
Campbell County, IDR
(Two Elk Power Generation Station Project):
2.40%, 12/1/2005 (GIC; Royal Bank of Canada)	27,200,000		27,200,000
2.90%, 12/1/2005 (LOC; Citibank)	15,000,000		15,000,000

Total Investments (cost $860,330,452)	101.4%		860,330,452
Liabilities, Less Cash and Receivables	(1.4%)		(11,796,613)
Net Assets	100.0%		848,533,839

The Fund 13

STATEMENT OF INVESTMENTS (continued)
Summary of Abbreviations

AMBAC	American Municipal Bond	GO	General Obligation
	Assurance Corporation	IDR	Industrial Development Revenue
BAN	Bond Anticipation Notes	LOC	Letter of Credit
CP	Commercial Paper	LOR	Limited Obligation Revenue
EDR	Economic Development Revenue	LR	Lease Revenue
FGIC	Financial Guaranty Insurance	MBIA	Municipal Bond Investors
	Company		Assurance Insurance
FHLB	Federal Home Loan Bank		Corporation
FHLMC	Federal Home Loan Mortgage	MFHR	Multi-Family Housing Revenue
	Corporation	SFMR	Single Family Mortgage Revenue
FNMA	Federal National Mortgage	TAN	Tax Anticipation Notes
	Association	TAW	Tax Anticipation Warrants
FSA	Financial Security Assurance	TRAN	Tax and Revenue Anticipation Notes
GIC	Guaranteed Investment Contract	VRDN	Variable Rate Demand Notes
GNMA	Government National Mortgage	XLCA	XL Capital Assurance
Association

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s	Value (%)†

F1+, F1	VMIG1, MIG1, P1	SP1+, SP1, A1+, A1	91.6
AAA, AA, A [b]	Aaa, Aaa, A [b]	AAA, AA, A [b]	2.5
Not Rated [c]	Not Rated [c]	Not Rated [c]	5.9
100.0

†	Based on total investments.
[a]	Securities payable on demand.Variable interest rate—subject to periodic change.
[b]	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
[c]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	860,330,452	860,330,452
Interest receivable		4,337,763
Prepaid expenses and other assets		37,900
		864,706,115

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		421,363
Cash overdraft due to Custodian		15,581,546
Payable for shares of Common Stock redeemed		66,316
Accrued expenses		103,051
		16,172,276

Net Assets ($)		848,533,839

Composition of Net Assets ($):
Paid-in capital		848,533,839

Net Assets ($)		848,533,839

Shares Outstanding
(5 billion shares of $.001 par value Common Stock authorized)		850,231,308
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS Year Ended May 31, 2005
Investment Income ($):
Interest Income	16,036,960
Expenses:
Management fee—Note 2(a)	4,595,605
Shareholder servicing costs—Note 2(b)	461,911
Custodian fees	79,139
Directors’ fees and expenses—Note 2(c)	68,204
Professional fees	62,055
Registration fees	35,059
Prospectus and shareholders’ reports	26,588
Miscellaneous	32,737
Total Expenses	5,361,298
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(3,056)
Net Expenses	5,358,242
Investment Income—Net, representing net increase
in net assets resulting from operations	10,678,718

See notes to financial statements.
16

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended May 31,

	2005	2004

Operations ($):
Investment income—net, representing
net increase in net assets
resulting from operations	10,678,718	4,628,471

Dividends to Shareholders from ($):
Investment income—net	(10,678,718)	(4,628,471)
Net realized gain on investments	—	(79,830)
Total Dividends	(10,678,718)	(4,708,301)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	1,472,796,911	1,813,024,799
Dividends reinvested	5,310,343	1,910,657
Cost of shares redeemed	(1,611,535,595)	(1,737,656,960)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(133,428,341)	77,278,496
Total Increase (Decrease) in Net Assets	(133,428,341)	77,198,666

Net Assets ($):
Beginning of Period	981,962,180	904,763,514
End of Period	848,533,839	981,962,180

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended May 31,

	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.012	.005	.008	.015	.034
Distributions:
Dividends from investment income—net	(.012)	(.005)	(.008)	(.015)	(.034)
Dividends from net realized
gain on investments	—	(.000)[a]	—	—	—
Total Distributions	(.012)	(.005)	(.008)	(.015)	(.034)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	1.17	.49	.84	1.51	3.46

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.58	.59	.59	.58	.59
Ratio of net expenses
to average net assets	.58	.59	.59	.58	.59
Ratio of net investment income
to average net assets	1.16	.49	.83	1.50	3.39

Net Assets, end of period ($ x 1,000)	848,534	981,962	904,764	1,025,306	920,718

[a] Amount represents less than $.001 per share. See notes to financial statements.
18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Municipal Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At May 31, 2005, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2005 and May 31, 2004, were as follows: tax exempt income $10,678,718 and $4,628,471 and long term capital gain $0 and $79,830,respectively.

20

At May 31,2005,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2005, the fund was charged $266,425 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2005, the fund was charged $134,662 pursuant to the transfer agency agreement.

During the period ended May 31, 2005, the fund was charged $1,693 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $368,653, shareholder services plan fees $29,117, chief compliance officer fees $1,693 and transfer agency per account fees $21,900.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the “Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any

22

unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Municipal Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Money Market Fund, Inc., including the statement of investments, as of May 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Money Market Fund, Inc. at May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

24

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended May 31, 2005 as “exempt-interest dividends” (not generally subject to regular federal income tax).

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (61) Chairman of the Board (1995) Principal Occupation During Past 5 Years: • Corporate Director and Trustee Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board

No. of Portfolios for which Board Member Serves: 193 ———————

David W. Burke (69) Board Member (1980)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 84 ———————

William Hodding Carter III (70) Board Member (1988)

Principal Occupation During Past 5 Years:

• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-present)

Other Board Memberships and Affiliations:

  Independent Sector, Director
  The Century Foundation, Director
  The Enterprise Corporation of the Delta, Director
  Foundation of the Mid-South, Director

No. of Portfolios for which Board Member Serves: 11 ———————

Ehud Houminer (64) Board Member (1994)

Principal Occupation During Past 5 Years:

  Executive-in-Residence at the Columbia Business School, Columbia University
  Principal of Lear,Yavitz and Associates, a management consulting firm (1996 to 2001)
Other Board Memberships and Affiliations:
  Avnet Inc., an electronics distributor, Director
  International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman
  Explore Charter School, Brooklyn, NY, Chairman
No. of Portfolios for which Board Member Serves: 36 26

Richard C. Leone (65) Board Member (1980)
Principal Occupation During Past 5 Years:
  President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

No. of Portfolios for which Board Member Serves: 11 ———————

Hans C. Mautner (67) Board Member (1980)

Principal Occupation During Past 5 Years:
  President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present)
  Director and Vice Chairman of Simon Property Group (1998-2003)
  Chairman and Chief Executive Officer of Simon Global Limited (1999-present)
Other Board Memberships and Affiliations:
  Capital and Regional PLC, a British co-investing real estate asset manager, Director
  Member - Board of Managers of: Mezzacappa Long/Short Fund LLC
  Mezzacappa Multi-Strategy Fund LLC Mezzacappa Multi-Strategy Plus Fund LLC

No. of Portfolios for which Board Member Serves: 11 ———————

Robin A. Melvin (41) Board Member (1995)

Principal Occupation During Past 5 Years:
  Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organiza- tion that is leading the movement to connect America’s young people with caring adult mentors
No. of Portfolios for which Board Member Serves: 11

———————

John E. Zuccotti (67) Board Member (1980)

Principal Occupation During Past 5 Years:

• Chairman of Brookfield Financial Properties, Inc.

No. of Portfolios for which Board Member Serves: 11

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 27

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 59 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 51 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, Secretary since March 2000.

28

Associate General Counsel of the Manager, and an officer of 36 investment companies (comprised of 45 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since February 1991.

STEVEN F. NEWMAN, Assistant Secretary since March 2000.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since July 1980.

MICHAEL A. ROSENBERG, Assistant Secretary since March 2000.

Associate General Counsel of the Manager, and an officer of 88 investment companies (comprised of 193 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since April 1985.

ROBERT ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 38 investment companies (comprised of 83 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

KENNETH J. SANDGREN, Assistant Treasurer since November 2001.

Mutual Funds Tax Director of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1993.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprising 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 88 investment companies (comprised of 197 portfolios) managed by the Manager. He is 34 years old and has been an employee of the Distributor since October 1998.

The Fund 29

For More	Information

Dreyfus	Transfer Agent &
Municipal Money	Dividend Disbursing Agent
Market Fund, Inc.	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

®

© 2005 Dreyfus Service Corporation 0910AR0505

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Richard C. Leone, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Richard C. Leone is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $34,775 in 2004 and $37,675 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $0 in 2005.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $273,500 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,308 in 2004 and $3,000 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $349 in 2004 and $288 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $611,435 in 2004 and $811,636 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Municipal Money Market Fund, Inc.

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	July 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	July 28, 2005

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

Exhibit (a)(1)